SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): March 27, 2002
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                      FRESENIUS MEDICAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


        1-3720                                             13-3461988
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(Commission File Number                        (IRS Employer Identification No.)


                   95 Hayden Avenue Lexington, Massachusetts     02420
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                 (Address or principal executive offices)    (Zip Code)

         Registrant's telephone number, including area codes: (781) 402-9000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

         On March 27, 2002, Fresenius Medical Care AG, the parent corporation of Fresenius Medical Care Holdings, Inc., announced that, based on its calculation of its cumulative adjusted cash flow for the five years ended December 31, 2001, no special dividend would be payable on the Class D Special Dividend Preferred Stock of Fresenius Medical Care Holdings, Inc. Copies of Fresenius Medical Care AG's announcement, and of the computations and certificates referred to in that announcement, are annexed as exhibits to this Report.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99.1   Investor News release dated March 27, 2002

         Exhibit 99.2 Chief Financial Officer's Certificate with respect to the calculation of Fresenius Medical Care AG's Cumulative Adjusted Cash Flow for the five years ended December 31, 2001.

         Exhibit 99.3 Opinion of KMPG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FRESENIUS MEDICAL CARE
                                          HOLDINGS, INC.


                                          /s/ BEN J. LIPPS
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DATE:  March 27, 2002                     Name:  Ben J. Lipps
                                          Title:  Chief Executive Officer

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